                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05689

Morgan Stanley Municipal Premium Income Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                      (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

Item 1. Report to Stockholders

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003

Dear Shareholder:

During the 12-month period ended May 31, 2003, U.S. economic growth was positive but below potential. The pattern of the recovery remained uneven with a number of indicators fluctuating between strength and weakness. The relatively brief military conflict in Iraq and the ongoing war against terrorism cast a shadow over the economy and the financial markets. The sluggish economy and uncertain geopolitical outlook favored bonds and led to record low interest rates.

Throughout the period, consumer spending was the best-performing economic sector. Mortgage refinancing and low auto loan rates helped keep Americans buying. However, early this year concern about Iraq dominated investor sentiment and consumer confidence waned. Confidence was also shaken when unemployment reached an eight-year high. To guard against further downside risks, in early November the Federal Reserve Board lowered the federal funds rate from 1.75 to
1.25 percent. This move marked the first change by the central bank in almost a year. Resolution of the Iraqi conflict prompted the financial markets to focus on the economy. In an effort to stimulate growth, President Bush signed the $350 billion Jobs and Growth Tax Relief Reconciliation Act of 2003 in May. Tax reductions originally scheduled to be phased in through 2006 were accelerated. In June, the Federal Reserve again lowered the federal funds rate by 25 basis points to 1.00 percent.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index continued to trend lower over the 12-month period ended May 31, 2003. The yield declined from a high of
5.29 percent in May 2002 to a low of 4.44 percent in May 2003. Throughout the period, the municipal yield curve steepened. The pickup along the yield curve for extending maturities from one to 30 years was 344 basis points on May 31, 2003.

The ratio of municipal yields as a percentage of U.S. Treasury yields gauges the relative value of municipals. In August 2002, the ratio of 30-year insured municipal bond yields to 30-year Treasuries moved above 100 percent and remained there for much of this year. This high ratio signaled that municipals were relatively cheap in comparison to Treasuries.

Long-term municipal volume increased to a record $357 billion in 2002 as state and local governments took advantage of lower interest rates to meet their cash flow needs and refinance outstanding debt. In the first five months of 2003, new-issue volume was ahead 14 percent to $146 billion. Many analysts expect this pace to continue throughout the year as budgetary pressures force states and municipalities to actively borrow. California's share of national volume

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

was 18 percent of the total. New York, Texas, Florida and Pennsylvania, the next largest states, aggregated an additional 29 percent.

Performance

The net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) increased from $10.04 to $10.56 per share for the 12 months ended May 31, 2003. Based on this change plus the reinvestment of tax-free dividends totaling $0.56 per share, a short-term capital gain distribution of $0.013 per share and a long-term capital gain distribution of $0.061 per share, the Trust's total NAV return was 12.82 percent. PIA's price on the New York Stock Exchange (NYSE) increased from $9.02 to $9.41 per share during the same period. Based on this change plus the reinvestment of dividends and distributions, PIA's total market return was 11.90 percent. On May 31, 2003 PIA's market price was at a 10.9 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the third quarter of 2003, declared in June, were unchanged at $0.0475 per share. The dividend reflects the Fund's level of undistributed net investment income and projected earnings. The Fund's level of undistributed net investment income was $0.160 per share on May 31, 2003, versus $0.118 per share last year.

Portfolio Structure

The Fund's net assets of $310 million, including outstanding Auction Rate Preferred Shares (ARPS), were diversified among 13 long-term sectors and 78 credits. Issues in four essential service categories: general obligation, water and sewer, municipal electric and transportation accounted for 55 percent of the long-term portfolio. The five states with the largest holdings -- Texas, New York, Arizona, Massachusetts and Georgia -- represented 42 percent of total investments. Importantly, the Fund has avoided bonds secured by tobacco settlement payments.

PIA's duration, a measure of sensitivity to interest-rate changes, was 10.3 years including adjustment for leverage. At the end of May the portfolio's long-term holdings had an average maturity of 18 years. The accompanying charts provide current information on long-term credit ratings, maturity distribution and sector concentrations. Optional redemption provisions by year of call and respective cost (book) yields are also charted.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding ARPS. ARPS

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to two years. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's book yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

Current earnings continued to benefit from lower short-term borrowing costs of ARPS. During this 12-month period, ARPS leverage contributed approximately $0.17 per share to common share earnings. PIA has five ARPS series totaling $100 million and representing 32 percent of net assets including ARPS. Three series are currently two-year auctions maturing in January 2004, July 2004 and January 2005 and yielding 2.55, 2.15 and 1.39 percent, respectively. The yield on PIA's weekly ARPS series ranged between 0.726 and 2.50 percent.

The Fund's procedure for reinvesting all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended May 31, 2003 the Fund purchased and retired 692,900 shares of common stock at a weighted average market discount of 10.90 percent.

We appreciate your ongoing support of Morgan Stanley Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF MAY 31, 2003
(% OF LONG-TERM PORTFOLIO)

TRANSPORTATION                                                 16%
WATER & SEWER                                                  15%
ELECTRIC                                                       13%
GENERAL OBLIGATION                                             11%
IDR/PCR*                                                       10%
REFUNDED                                                       10%
EDUCATION                                                       8%
HOSPITAL                                                        7%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF MAY 31, 2003
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                           69%
Aa or AA                             19%
A or A                                4%
Baa or BBB                            5%
NR                                    3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                                            WEIGHTED AVERAGE
                                                           MATURITY: 18 YEARS

1-5 YEARS                                                          6%
5-10 Years                                                        16%
10-20 Years                                                       38%
20-30 Years                                                       39%
30+ Years                                                          1%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

[BAR CHART]
                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                  MAY 31, 2003

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS
                                PERCENT CALLABLE

2003                                                                      8.0%*
2004                                                                      7.0%
2005                                                                      9.0%
2006                                                                      9.0%
2007                                                                      2.0%
2008                                                                     15.0%
2009                                                                      3.0%
2010                                                                      9.0%
2011                                                                     16.0%
2012                                                                      9.0%
2013+                                                                    13.0%

*    ALL BONDS WERE PREVIOUSLY CALLABLE.

                                                            WEIGHTED AVERAGE
                                                            BOOK YIELD: 5.5%
                              COST (BOOK) YIELD**

2003                                                                      7.4%
2004                                                                      6.4%
2005                                                                      6.1%
2006                                                                      5.5%
2007                                                                      6.2%
2008                                                                      5.4%
2009                                                                      5.6%
2010                                                                      5.7%
2011                                                                      5.3%
2012                                                                      5.1%
2013+                                                                     4.7%

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 7.4% ON 8% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama................     2.1%
Arizona................     7.2
California.............     4.1
Colorado...............     3.2
Connecticut............     0.7
Florida................     3.4
Georgia................     5.1
Hawaii.................     1.2
Idaho..................     0.9
Illinois...............     5.0
Indiana................     1.6
Kansas.................     4.6
Kentucky...............     1.2
Louisiana..............     0.9
Massachusetts..........     5.1
Michigan...............     4.2
Minnesota..............     1.9
Missouri...............     0.7
Nevada.................     1.1
New Jersey.............     1.8
New York...............    10.9
North Carolina.........     0.4
Ohio...................     4.1
Pennsylvania...........     4.2
Puerto Rico............     0.9
South Carolina.........     4.7
Tennessee..............     1.2
Texas..................    13.8
Utah...................     1.9
Virginia...............     1.9
                          -----
Total..................   100.0%
                          =====

Morgan Stanley Municipal Premium Income Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 18, 2002, an annual meeting of the Fund's shareholders was held for the purpose of voting on one matter, the results of which were as follows:

(1) Election of Trustees:

Michael Bozic
For..................................................  16,086,199
Withheld.............................................     393,620

James F. Higgins
For..................................................  16,076,260
Withheld.............................................     403,559

(2) Election of Trustee by preferred shareholders:

Charles A. Fiumefreddo
For..................................................         985
Withheld.............................................           0

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent and Philip J. Purcell.

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (141.9%)
            General Obligation (16.1%)
            Los Angeles Unified School District, California,
$  2,000      2003 Ser A (FSA).......................................  5.25 %   07/01/20   $   2,241,020
   5,000      1997 Ser B (FGIC)......................................  5.00     07/01/23       5,240,500
   2,000    Connecticut, 2001 Ser D..................................  5.00     11/15/20       2,180,940
   3,000    Chicago Board of Education, Illinois, Ser 2001 C (FSA)...  5.00     12/01/26       3,133,020
   2,000    Du Page County, Community Unit School District No 200,
              Illinois, Ser 2003 B (FSA).............................  5.25     11/01/21       2,214,840
   3,500    Massachusetts, 1995 Ser A (Ambac)........................  5.00     07/01/12       4,011,070
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC)....  5.125    11/01/22       3,176,850
            Pennsylvania,
   1,000      RITES PA - 1112 A (MBIA)...............................  8.332++  01/01/18       1,209,860
   1,000      RITES PA - 1112 B (MBIA)...............................  8.332++  01/01/19       1,192,940
   3,500    Shelby County, Tennessee, Refg 1995 Ser A................  5.625    04/01/11       3,782,485
   5,000    La Joya Independent School District, Texas, Ser 2000
              (PSF)..................................................  5.50     02/15/25       5,504,150
                                                                                           -------------
--------
                                                                                              33,887,675
  31,000
                                                                                           -------------
--------
            Educational Facilities Revenue (10.7%)
   4,000    University of Northern Colorado, Refg Ser 2001 (Ambac)...  5.00     06/01/31       4,171,400
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)............  5.75     05/15/26       5,999,895
            New York State Dormitory Authority,
   4,000      State University Refg Ser 1993 A.......................  5.50     05/15/08       4,593,520
     890      State University Refg Ser 1999 B.......................  7.50     05/15/11       1,110,943
   1,250    Ohio State University, General Receipts Ser 1999 A.......  5.75     12/01/24       1,431,950
   5,000    Swarthmore Boro Authority, Pennsylvania, Swarthmore
              College Ser 2001.......................................  5.00     09/15/31       5,223,900
                                                                                           -------------
--------
                                                                                              22,531,608
  20,640
                                                                                           -------------
--------
            Electric Revenue (18.9%)
   8,000    Salt River Project Agricultural Improvement & Power
              District, Arizona, Ser 2002 B..........................  5.00     01/01/26       8,481,040
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A..................................................  5.00     07/01/24       1,613,395
     750    Sacramento Municipal Utility District, California, Refg
              1994 Ser I (MBIA)......................................  6.00     01/01/24         783,203
   2,000    Orlando Utilities Commission, Florida, Water & Electric
              Ser 2001...............................................  5.25     10/01/19       2,230,680
   2,950    Kansas City, Kansas, Utility Refg & Impr Ser 1994
              (FGIC).................................................  6.375    09/01/23       3,183,699
   7,000    South Carolina Public Service Authority, 1995 Refg Ser A
              (Ambac)................................................  6.25     01/01/22       7,880,880
   8,500    San Antonio, Texas, Electric & Gas Refg Ser 1994 C.......  7.975++  02/01/06       9,939,390
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA).................................................  5.75     07/01/19       5,690,400
                                                                                           -------------
--------
                                                                                              39,802,687
  35,750
                                                                                           -------------
--------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Hospital Revenue (9.6%)
$  3,500    Birmingham-Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Ser 1995
              A (Connie Lee).........................................  5.875%   08/15/15   $   3,831,940
   2,620    Colbert County - Northwest Health Care Authority,
              Alabama, Helen Keller Hospital Refg Ser 1990...........  8.75     06/01/09       2,625,057
   2,000    Louisiana Public Facilities Revenue, Louisiana, Ochsner
              Clinic Ser 2002........................................  5.50     05/15/32       2,092,020
   1,000    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Medical Center Ser 1998 B (MBIA)..............  4.75     07/01/28       1,017,900
   1,220    North Carolina Medical Care Commission, Duke University
              Health Ser 1998 A......................................  4.75     06/01/28       1,218,585
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital Ser 1992 (Ambac)........................  6.25     07/01/22       3,055,953
   6,000    South Carolina Jobs - Economic Development Authority, Bon
              Secours Health Ser 2002 A..............................  5.625    11/15/30       6,279,720
                                                                                           -------------
--------
                                                                                              20,121,175
  19,325
                                                                                           -------------
--------
            Industrial Development/Pollution Control Revenue (14.5%)
   7,485    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA).........  7.25     07/15/10       7,916,510
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA).................................................  7.00     06/01/31      10,463,500
   8,000    New York City Industrial Development Agency, New York,
              Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)..................................................  5.65     10/01/28       7,402,320
   3,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)..................................................  7.50     12/01/29       1,170,060
            Brazos River Authority, Texas,
   1,500      TXU Electric Co. Refg Ser 1999 A (AMT).................  7.70     04/01/33       1,659,030
   1,750      TXU Electric Co. Refg Ser 2001 C (AMT).................  5.75     05/01/36       1,786,173
                                                                                           -------------
--------
                                                                                              30,397,593
  31,735
                                                                                           -------------
--------
            Mortgage Revenue - Multi-Family (4.0%)
            Massachusetts Housing Finance Agency,
   1,790      Rental 1994 Ser A (AMT) (Ambac)........................  6.60     07/01/14       1,862,853
   4,340      Rental 1994 Ser A (AMT) (Ambac)........................  6.65     07/01/19       4,509,954
   2,045    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA).................................................  6.00     02/01/22       2,125,900
                                                                                           -------------
--------
                                                                                               8,498,707
   8,175
                                                                                           -------------
--------
            Mortgage Revenue - Single Family (1.1%)
     720    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)..................................................  7.25     05/01/27         739,008
     120    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
              1998 C (AMT)...........................................  8.00     11/01/20         120,275
      40    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
              (MBIA).................................................  8.00     11/01/20          40,051

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$    495    New Orleans Home Mortgage Authority, Louisiana, GNMA
              Collateralized 1989 Ser B-1 (AMT)......................  8.25 %   12/01/21   $     496,188
     860    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT).......................................  7.10     09/01/27         887,477
                                                                                           -------------
--------
                                                                                               2,282,999
   2,235
                                                                                           -------------
--------
            Public Facilities Revenue (3.3%)
   3,000    Broward County School Board, Florida, Ser 2001 A COPs
              (FSA)..................................................  5.00     07/01/26       3,168,030
            Saint Paul Independent School District #625, Minnesota,
   1,700      Ser 1995 C COPs........................................  5.45     02/01/11       1,804,448
   1,800      Ser 1995 C COPs........................................  5.50     02/01/12       1,912,680
                                                                                           -------------
--------
                                                                                               6,885,158
   6,500
                                                                                           -------------
--------
            Recreational Facilities Revenue (0.5%)
     825    Metropolitan Pier & Exposition Authority, Illinois,
--------      McCormick Place Refg Ser 1998 A (FGIC).................  5.50     06/15/18         985,603
                                                                                           -------------
            Transportation Facilities Revenue (22.5%)
   5,000    Arizona Transportation Board, Highway Ser 2001...........  5.25     07/01/19       5,534,950
            Miami-Dade County, Florida,
   2,050      Miami Int'l Airport Ser 2003 (AMT) (MBIA)..............  5.25     10/01/17       2,245,078
   2,500      Miami Int'l Airport Ser 2000 B (FGIC)..................  5.75     10/01/24       2,809,600
   1,940    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac).......  6.00     01/01/21       2,021,073
            Chicago, Illinois,
   5,000      Chicago-O'Hare Int'l Airport Ser 1996 A (Ambac)........  5.625    01/01/12       5,538,700
   1,805      Midway Airport 1994 Ser A (AMT) (MBIA).................  6.25     01/01/24       1,882,182
   1,000    New Jersey Transportation Trust Authority, 1998 Ser A
              (FSA)..................................................  4.50     06/15/19       1,029,290
   3,000    Metropolitan Transportation Authority, New York, State
              Service Contract Ser 2002 B (MBIA).....................  5.50     07/01/20       3,412,800
   3,000    Triborough Bridge & Tunnel Authority, New York, Ser 2002
              B......................................................  5.25     11/15/19       3,345,390
   2,000    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac).....  5.00     12/01/30       2,106,900
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
              A......................................................  4.75     07/01/38       2,739,044
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT)
              (MBIA).................................................  6.125    11/15/25       8,823,520
   5,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A...................................  5.50     08/15/28       3,375,150
   2,000    Richmond Metropolitan Authority, Virginia, Expressway &
              Refg Ser 1998 (FGIC)...................................  5.25     07/15/17       2,367,680
                                                                                           -------------
--------
                                                                                              47,231,357
  45,095
                                                                                           -------------
--------
            Water & Sewer Revenue (21.9%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)...............  6.10     03/01/22       2,534,300
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)...  5.50     11/01/22       3,554,040
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)........  5.25     10/01/22       4,346,480
   5,000    Rockdale County Water & Sewage Authority, Georgia, Ser
              1999 A (MBIA)..........................................  5.50     07/01/25       5,538,450

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Indianapolis Local Public Improvement Bond Bank, Indiana,
$  1,000      Waterworks Ser 2002 A (MBIA)...........................  5.50 %   01/01/18   $   1,144,430
   1,000      Waterworks Ser 2002 A (MBIA)...........................  5.50     01/01/19       1,136,960
   3,215    Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky, Ser 2001 A (MBIA)..................  5.375    05/15/22       3,554,954
   5,000    Massachusetts Water Resources Authority, 1998 Ser A
              (FSA)..................................................  4.75     08/01/27       5,067,150
   1,755    Detroit, Michigan, Water Supply Sr Lien 2000 A (FGIC)....  5.25     07/01/33       1,888,766
   3,000    Las Vegas Water District, Nevada, Impr & Refg Ser 2003 A
              (FGIC).................................................  5.25     06/01/22       3,281,640
   2,960    Passaic Valley Sewage Commissioners, New Jersey, Ser F
              (FGIC).................................................  5.00     12/01/19       3,278,762
   2,000    New York City Municipal Water Finance Authority, New
              York, 2003 Ser D.......................................  5.25     06/15/15       2,282,560
   3,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)..................................................  5.00     01/01/23       3,161,670
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A
              (FSA)..................................................  5.125    05/15/27       5,262,700
                                                                                           -------------
--------
                                                                                              46,032,862
  42,430
                                                                                           -------------
--------
            Other Revenue (5.2%)
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser..........................................  5.50     11/01/26       2,311,720
   8,000    New York Local Government Assistance Corporation, Refg
              Ser 1997 B (MBIA)......................................  5.00     04/01/21       8,527,120
                                                                                           -------------
--------
                                                                                              10,838,840
  10,000
                                                                                           -------------
--------
            Refunded (13.6%)
   4,000    Colorado Department of Transportation, Ser 2000
              (Ambac)................................................  6.00     06/15/10+      4,877,920
   3,000    Hawaii, 1999 Ser CT (FSA)................................  5.875    09/01/09+      3,634,860
   1,175    Metropolitan Pier & Exposition Authority, Illinois,
              McCormick Place Refg Ser 1998 (FGIC) (ETM).............  5.50     06/15/18       1,415,769
   2,245    Detroit, Michigan, Water Supply Sr Lien Ser 2000 A
              (FGIC).................................................  5.25     07/01/11+      2,631,611
   2,000    Michigan Municipal Bond Authority, School Ser 1998.......  5.25     12/01/08+      2,336,000
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)...  7.625    07/01/18       1,373,098
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997...............................  5.50     07/01/10+      4,667,200
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh
              Ser (FSA) (ETM)........................................  4.75     01/01/28       4,305,400
   3,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C
              (ETM)..................................................  4.70     02/01/06       3,259,530
                                                                                           -------------
--------
                                                                                              28,501,388
  24,760
                                                                                           -------------
--------
 278,470    Total Tax-Exempt Municipal Bonds (Cost $275,770,748)........................     297,997,652
                                                                                           -------------
--------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligations (2.5%)
$  2,800    Idaho Health Facilities Authority, St Lukes Regional
              Medical Center Ser 2000 (FSA) (Demand 06/02/03)........  1.27*%   07/01/30   $   2,800,000
   2,500    Indiana Health Facility Financing Authority, Clarian
              Health Ser 2000 B (Demand 06/02/03.....................  1.30*    03/01/30       2,500,000
                                                                                           -------------
--------
   5,300    Total Short-Term Tax-Exempt Municipal Obligations (Cost $5,300,000).........       5,300,000
                                                                                           -------------
--------

$283,770    Total Investments (Cost $281,070,748) (a)..........................   144.4%      303,297,652
========
            Other Assets in Excess of Liabilities..............................     3.2         6,773,982
            Preferred Shares of Beneficial Interest............................   (47.6)     (100,101,500)
                                                                                  -----     -------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $ 209,970,134
                                                                                  =====     =============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
   RITES    Residual Interest Tax-Exempt Securities.
   *        Current coupon of variable rate demand obligation.
   +        Prerefunded to call date shown.
   ++       Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      The aggregate cost for federal income tax purposes is
            $280,961,735. The aggregate gross unrealized appreciation is
            $26,254,839 and the aggregate gross unrealized depreciation is $3,918,922, resulting in net unrealized appreciation of
            $22,335,917.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

                       Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders

Alabama................     3.1%
Arizona................    10.4
California.............     5.9
Colorado...............     4.7
Connecticut............     1.0
Florida................     5.0
Georgia................     7.4
Hawaii.................     1.7
Idaho..................     1.3
Illinois...............     7.2
Indiana................     2.3
Kansas.................     6.6
Kentucky...............     1.7
Louisiana..............     1.2
Massachusetts..........     7.4
Michigan...............     6.1
Minnesota..............     2.8
Missouri...............     1.1
Nevada.................     1.6
New Jersey.............     2.5
New York...............    15.7
North Carolina.........     0.6
Ohio...................     5.9
Pennsylvania...........     6.1
Puerto Rico............     1.3
South Carolina.........     6.7
Tennessee..............     1.8
Texas..................    19.9
Utah...................     2.7
Virginia...............     2.7
                          -----
Total..................   144.4%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2003

Assets:
Investments in securities, at value
  (cost $281,070,748)...............  $303,297,652
Cash................................        63,645
Receivable for:
    Interest........................     5,043,063
    Investments sold................     1,602,208
Prepaid expenses and other assets...       436,021
                                      ------------
    Total Assets....................   310,442,589
                                      ------------
Liabilities:
Payable for:
    Investment advisory fee.........       121,667
    Administration fee..............        76,042
    Shares of beneficial interest
      repurchased...................        50,872
Accrued expenses and other
  liabilities.......................       122,374
                                      ------------
    Total Liabilities...............       370,955
                                      ------------
Preferred shares of beneficial
  interest, (at liquidation value)
  (1,000,000 shares authorized of
  non-participating $.01 par value,
  1,000 shares outstanding).........   100,101,500
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $209,970,134
                                      ============
Composition of Net Assets Applicable
to Common Shareholders:
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 19,886,749 shares
  outstanding)......................  $187,617,867
Net unrealized appreciation.........    22,226,904
Accumulated undistributed net
  investment income.................     3,180,465
Accumulated net realized loss.......    (3,055,102)
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $209,970,134
                                      ============
Net Asset Value Per Common Share
($209,970,134 divided by 19,886,749
common shares outstanding)..........        $10.56
                                      ============

Statement of Operations
For the year ended May 31, 2003

Net Investment Income:
Interest Income......................  $16,593,508
                                       -----------
Expenses
Investment advisory fee..............    1,222,863
Administration fee...................      764,290
Auction commission fees..............      398,551
Transfer agent fees and expenses.....       99,232
Professional fees....................       64,596
Auction agent fees...................       45,196
Shareholder reports and notices......       35,084
Registration fees....................       27,689
Trustees' fees and expenses..........       21,187
Custodian fees.......................       16,936
Other................................       34,508
                                       -----------
    Total Expenses...................    2,730,132

Less: expense offset.................      (16,876)
                                       -----------
    Net Expenses.....................    2,713,256
                                       -----------
    Net Investment Income............   13,880,252
                                       -----------
Net Realized and Unrealized Gain
    (Loss):
Net realized loss....................   (2,228,308)
Net change in unrealized
  appreciation.......................   12,487,663
                                       -----------
    Net Gain.........................   10,259,355
                                       -----------
Dividends to preferred shareholders
  from net investment income.........   (1,761,524)
                                       -----------
Net Increase.........................  $22,378,083
                                       ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2003   MAY 31, 2002
                                                              ------------   ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................  $ 13,880,252   $ 14,638,380
Net realized gain (loss)....................................    (2,228,308)     2,071,243
Net change in unrealized appreciation.......................    12,487,663        634,611
Dividends to preferred shareholders from net investment
  income....................................................    (1,761,524)    (2,592,000)
                                                              ------------   ------------
    Net Increase............................................    22,378,083     14,752,234
                                                              ------------   ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................   (11,403,798)   (11,336,694)
Net realized gain...........................................    (1,422,242)      (780,215)
                                                              ------------   ------------
    Total Dividends and Distributions.......................   (12,826,040)   (12,116,909)
                                                              ------------   ------------

Decrease from transactions in common shares of beneficial
  interest..................................................    (6,260,517)    (6,313,186)
                                                              ------------   ------------
    Net Increase (Decrease).................................     3,291,526     (3,677,861)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................   206,678,608    210,356,469
                                                              ------------   ------------
End of Period
(Including accumulated undistributed net investment income
of $3,180,465 and $2,433,201, respectively).................  $209,970,134   $206,678,608
                                                              ============   ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003

1. Organization and Accounting Policies

Morgan Stanley Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2003 aggregated $52,546,574 and $60,319,039, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $9,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,339. At May 31, 2003, the Fund had an accrued pension liability of $59,137 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Common Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2001.......................................  21,284,249   $212,842    $199,958,060
Treasury shares purchased and retired (weighted average
  discount 10.29%)*.........................................    (704,600)    (7,046)     (6,306,140)
Reclassification due to permanent book/tax differences......      --          --             21,112
                                                              ----------   --------    ------------
Balance, May 31, 2002.......................................  20,579,649    205,796     193,673,032
Treasury shares purchased and retired (weighted average
  discount 10.90%)*.........................................    (692,900)    (6,929)     (6,253,588)
Reclassification due to permanent book/tax differences......      --          --               (444)
                                                              ----------   --------    ------------
Balance, May 31, 2003.......................................  19,886,749   $198,867    $187,419,000
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Preferred Shares of Beneficial Interest

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                                            NEXT
                    AMOUNT IN              RESET        RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  A       200         20,000      1.10%   06/04/03   0.761%- 1.60%
  B       200         20,000      1.39    01/05/05    0.761- 1.59
  C       200         20,000      1.05    06/04/03    0.726- 2.50
  D       200         20,000      2.55    01/07/04        2.55
  E       200         20,000      2.15    07/07/04     2.15- 2.85

---------------------
    * As of May 31, 2003.
   ** For the year ended May 31, 2003.

Subsequent to May 31, 2003 and up through July 3, 2003, the Fund paid dividends to each of the Series A through E at rates ranging from 0.738% to 2.55% in the aggregate amount of $241,506.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Dividends to Common Shareholders

The Fund declared the following dividends from net investment income:

 DECLARATION     AMOUNT           RECORD              PAYABLE
     DATE       PER SHARE          DATE                 DATE
--------------  ---------   ------------------   ------------------
March 25, 2003   $0.0475       June 6, 2003        June 20, 2003
June 30, 2003    $0.0475      July 11, 2003        July 25, 2003
June 30, 2003    $0.0475      August 8, 2003      August 22, 2003
June 30, 2003    $0.0475    September 5, 2003    September 19, 2003

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                     FOR THE YEAR    FOR THE YEAR
                                                         ENDED           ENDED
                                                     MAY 31, 2003    MAY 31, 2002
                                                     -------------   -------------
Tax-exempt income..................................   $13,132,221     $13,925,288
Ordinary income....................................       261,430         --
Long-term capital gains............................     1,231,653         780,215
                                                      -----------     -----------
Total distributions................................   $14,625,304     $14,705,503
                                                      ===========     ===========

As of May 31, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income.............................  $ 3,218,511
Undistributed ordinary income...............................       13,578
                                                              -----------
Net accumulated earnings....................................    3,232,089
Post-October losses.........................................   (3,055,102)
Temporary differences.......................................     (160,637)
Net unrealized appreciation.................................   22,335,917
                                                              -----------
Total accumulated earnings..................................  $22,352,267
                                                              ===========

As of May 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and book amortization of discount on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $444, accumulated net realized loss was charged $31,890 and accumulated undistributed net investment income was credited $32,334.

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

9. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At May 31, 2003, the Fund held positions in residual interest bonds having a total value of $12,342,190, which represents 5.9% of the Fund's net assets applicable to common shareholders.

To hedge against adverse interest rate changes, the Fund may invest in financial futures or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At May 31, 2003, the Fund had no outstanding futures contracts.

Morgan Stanley Municipal Premium Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED MAY 31
                                                            ---------------------------------------------------------------------
                                                              2003           2002           2001           2000           1999
                                                            ---------      ---------      ---------      ---------      ---------

Selected Per Share Data:

Net asset value, beginning of period......................    $10.04         $ 9.88          $9.08         $10.03         $10.41
                                                              ------         ------          -----         ------         ------
Income from investment operations:
    Net investment income*................................      0.68           0.70           0.69           0.68           0.70
    Net realized and unrealized gain (loss)...............      0.53           0.13           0.80          (0.96)         (0.18)
    Common share equivalent of dividends paid to preferred
    shareholders*.........................................     (0.09)         (0.12)         (0.19)         (0.16)         (0.14)
                                                              ------         ------          -----         ------         ------
Total income (loss) from investment operations............      1.12           0.71           1.30          (0.44)          0.38
                                                              ------         ------          -----         ------         ------
Less dividends and distributions from:
    Net investment income.................................     (0.56)         (0.54)         (0.54)         (0.53)         (0.54)
    Net realized gain.....................................     (0.07)         (0.04)            --          (0.07)         (0.26)
                                                              ------         ------          -----         ------         ------
Total dividends and distributions.........................     (0.63)         (0.58)         (0.54)         (0.60)         (0.80)
                                                              ------         ------          -----         ------         ------
Anti-dilutive effect of acquiring treasury shares*........      0.03           0.03           0.04           0.09           0.04
                                                              ------         ------          -----         ------         ------
Net asset value, end of period............................    $10.56         $10.04          $9.88         $ 9.08         $10.03
                                                              ======         ======          =====         ======         ======
Market value, end of period...............................    $ 9.41         $ 9.02          $8.88         $ 7.75         $ 8.75
                                                              ======         ======          =====         ======         ======
Total Return+.............................................     11.90%          8.30%         21.92%         (4.55)%        (1.21)%

Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)....................      1.33%(1)       1.24%(1)       1.26%(1)       1.28%(1)       1.19%(1)
Net investment income before preferred stock dividends....      6.76%          6.95%          7.12%          7.30%          6.73%
Preferred stock dividends.................................      0.86%          1.23%          1.91%          1.74%          1.39%
Net investment income available to common shareholders....      5.90%          5.72%          5.21%          5.56%          5.34%

Supplemental Data:
Net assets applicable to common shareholders, end of
 period,
 in thousands.............................................  $209,970       $206,679       $210,356       $200,256       $236,496
Asset coverage on preferred shares at end of period.......       310%           306%           310%           300%           336%
Portfolio turnover rate...................................        18%            11%            12%            11%            17%

---------------------

    * The per share amounts were computed using an average number of common shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Municipal Premium Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Premium Income Trust (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Premium Income Trust as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 8, 2003

                      2003 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended May 31, 2003, the Fund paid the following per share amounts from tax exempt income: $0.55 to common shareholders, $1,232 to Series A preferred shareholders, $1,255 to Series B preferred shareholders, $1,688 to Series C preferred shareholders, $2,550 to Series D preferred shareholders and $2,272 to Series E preferred shareholders.

       For the year ended May 31, 2003, the Fund paid to common shareholders $0.06 per share from long-term capital gains. The entire distribution was attributable to pre-May 6 capital gains.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                                                   NUMBER OF
                                                       TERM OF                                                   PORTFOLIOS IN
                                       POSITION(S)    OFFICE AND                                                 FUND COMPLEX
      NAME, AGE AND ADDRESS OF          HELD WITH     LENGTH OF                                                   OVERSEEN BY
         INDEPENDENT TRUSTEE           REGISTRANT    TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    TRUSTEE**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Michael Bozic (62)                     Trustee      Since April     Retired; Director or Trustee of the Morgan        123
c/o Mayer, Brown, Rowe & Maw                        1994            Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                 formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                       (December 1998-October 2000), Chairman and
New York, NY                                                        Chief Executive Officer of Levitz Furniture
                                                                    Corporation (November 1995-November 1998)
                                                                    and President and Chief Executive Officer
                                                                    of Hills Department Stores (May 1991-July
                                                                    1995); formerly variously Chairman, Chief
                                                                    Executive Officer, President and Chief
                                                                    Operating Officer (1987-1991) of the Sears
                                                                    Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (70)                     Trustee      Since January   Director or Trustee of the Morgan Stanley         123
c/o Summit Ventures LLC                             1993            Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                       United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                  and Chairman, Senate Banking Committee
Salt Lake City, UT                                                  (1980-1986); formerly Mayor of Salt Lake
                                                                    City, Utah (1971-1974), Astronaut, Space
                                                                    Shuttle Discovery (April 12-19, 1985) and
                                                                    Vice Chairman, Huntsman Corporation
                                                                    (chemical company); member of the Utah
                                                                    Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (69)                   Trustee      Since           Retired; Director or Trustee of the Morgan        123
c/o Mayer, Brown, Rowe & Maw                        September 1997  Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                 formerly associated with the Allstate
1675 Broadway                                                       Companies (1966- 1994), most recently as
New York, NY                                                        Chairman of The Allstate Corporation (March
                                                                    1993-December 1994) and Chairman and Chief
                                                                    Executive Officer of its wholly-owned
                                                                    subsidiary, Allstate Insurance Company
                                                                    (July 1989-December 1994).


      NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------  -----------------------------------
Michael Bozic (62)                     Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw           Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                     Director of Franklin Covey (time
c/o Summit Ventures LLC                management systems), BMW Bank of
1 Utah Center                          North America, Inc. (industrial
201 S. Main Street                     loan corporation), United Space
Salt Lake City, UT                     Alliance (joint venture between
                                       Lockheed Martin and the Boeing
                                       Company) and Nuskin Asia Pacific
                                       (multilevel marketing); member of
                                       the board of various civic and
                                       charitable organizations.

Wayne E. Hedien (69)                   Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw           (private mortgage insurance);
Counsel to the Independent Trustees    Trustee and Vice Chairman of The
1675 Broadway                          Field Museum of Natural History;
New York, NY                           director of various other business
                                       and charitable organizations.

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                                   NUMBER OF
                                                       TERM OF                                                   PORTFOLIOS IN
                                       POSITION(S)    OFFICE AND                                                 FUND COMPLEX
      NAME, AGE AND ADDRESS OF          HELD WITH     LENGTH OF                                                   OVERSEEN BY
         INDEPENDENT TRUSTEE           REGISTRANT    TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    TRUSTEE**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Dr. Manuel H. Johnson (54)             Trustee      Since July      Chairman of the Audit Committee and               123
c/o Johnson Smick International, Inc.               1991            Director or Trustee of the Morgan Stanley
2099 Pennsylvania Avenue, N.W.                                      Funds and TCW/DW Term Trust 2003; Senior
Suite 950                                                           Partner, Johnson Smick International, Inc.,
Washington, D.C.                                                    a consulting firm; Co-Chairman and a
                                                                    founder of the Group of Seven Council
                                                                    (G7C), an international economic
                                                                    commission; formerly Vice Chairman of the
                                                                    Board of Governors of the Federal Reserve
                                                                    System and Assistant Secretary of the U.S.
                                                                    Treasury.

Michael E. Nugent (67)                 Trustee      Since July      Chairman of the Insurance Committee and           214
c/o Triumph Capital, L.P.                           1991            Director or Trustee of the Morgan Stanley
445 Park Avenue                                                     Funds and TCW/DW Term Trust 2003;
New York, NY                                                        director/trustee of various investment
                                                                    companies managed by Morgan Stanley
                                                                    Investment Management Inc. and Morgan
                                                                    Stanley Investments LP (since July 2001);
                                                                    General Partner, Triumph Capital, L.P., a
                                                                    private investment partnership; formerly
                                                                    Vice President, Bankers Trust Company and
                                                                    BT Capital Corporation (1984-1988).


      NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (54)             Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.  construction); Chairman and Trustee
2099 Pennsylvania Avenue, N.W.         of the Financial Accounting
Suite 950                              Foundation (oversight organization
Washington, D.C.                       of the Financial Accounting
                                       Standards Board); Director of RBS
                                       Greenwich Capital Holdings
                                       (financial holding company).

Michael E. Nugent (67)                 Director of various business
c/o Triumph Capital, L.P.              organizations.
445 Park Avenue
New York, NY

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:

                                                                                                                   NUMBER OF
                                                       TERM OF                                                   PORTFOLIOS IN
                                       POSITION(S)    OFFICE AND                                                 FUND COMPLEX
      NAME, AGE AND ADDRESS OF          HELD WITH     LENGTH OF                                                   OVERSEEN BY
         INTERESTED TRUSTEE            REGISTRANT    TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    TRUSTEE**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Charles A. Fiumefreddo (70)            Chairman of  Since July      Chairman and Director or Trustee of the           123
c/o Morgan Stanley Trust               the Board    1991            Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,           and Trustee                  2003; formerly Chairman, Chief Executive
Plaza Two,                                                          Officer and Director of the Investment
Jersey City, NJ                                                     Manager, the Distributor and Morgan Stanley
                                                                    Services, Executive Vice President and
                                                                    Director of Morgan Stanley DW, Chairman and
                                                                    Director of the Transfer Agent, and
                                                                    Director and/or officer of various Morgan
                                                                    Stanley subsidiaries (until June 1998) and
                                                                    Chief Executive Officer of the Morgan
                                                                    Stanley Funds and the TCW/DW Term Trusts
                                                                    (until September 2002).

James F. Higgins (55)                  Trustee      Since June      Director or Trustee of the Morgan Stanley         123
c/o Morgan Stanley Trust                            2000            Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                        June 2000); Senior Advisor of Morgan
Plaza Two,                                                          Stanley (since August 2000); Director of
Jersey City, NJ                                                     the Distributor and Dean Witter Realty
                                                                    Inc.; Director of AXA Financial, Inc. and
                                                                    The Equitable Life Assurance Society of the
                                                                    United States (financial services);
                                                                    previously President and Chief Operating
                                                                    Officer of the Private Client Group of
                                                                    Morgan Stanley (May 1999-August 2000),
                                                                    President and Chief Operating Officer of
                                                                    Individual Securities of Morgan Stanley
                                                                    (February 1997-May 1999).

Philip J. Purcell (59)                 Trustee      Since April     Director or Trustee of the Morgan Stanley         123
1585 Broadway                                       1994            Funds and TCW/DW Term Trust 2003; Chairman
New York, NY                                                        of the Board of Directors and Chief
                                                                    Executive Officer of Morgan Stanley and
                                                                    Morgan Stanley DW; Director of the
                                                                    Distributor; Chairman of the Board of
                                                                    Directors and Chief Executive Officer of
                                                                    Novus Credit Services Inc.; Director and/or
                                                                    officer of various Morgan Stanley
                                                                    subsidiaries.


      NAME, AGE AND ADDRESS OF
         INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------  -----------------------------------
Charles A. Fiumefreddo (70)            None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (55)                  None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)                 Director of American Airlines, Inc.
1585 Broadway                          and its parent company, AMR
New York, NY                           Corporation.

---------------------

 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Municipal Premium Income Trust
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                    TERM OF
                                  POSITION(S)      OFFICE AND
   NAME, AGE AND ADDRESS OF        HELD WITH       LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT      TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                      Investment Management (since December 1998); President,
New York, NY                                                     Director (since April 1997) and Chief Executive Officer
                                                                 (since June 1998) of the Investment Manager and Morgan
                                                                 Stanley Services; Chairman, Chief Executive Officer and
                                                                 Director of the Distributor (since June 1998); Chairman
                                                                 (since June 1998) and Director (since January 1998) of the
                                                                 Transfer Agent; Director of various Morgan Stanley
                                                                 subsidiaries; President (since May 1999) of the Morgan
                                                                 Stanley Funds and TCW/DW Term Trust 2003; Trustee (since
                                                                 December 1999) and President and Chief Executive Officer
                                                                 (since October 2002) of the Van Kampen Open-End Funds and
                                                                 President and Chief Executive Officer (since December 2002)
                                                                 of the Van Kampen Closed-End Funds; previously Chief
                                                                 Strategic Officer of the Investment Manager and Morgan
                                                                 Stanley Services and Executive Vice President of the
                                                                 Distributor (April 1997-June 1998), Chief Executive Officer
                                                                 (September 2002-April 2003) and Vice President (May
                                                                 1997-April 1999) of the Morgan Stanley Funds and the TCW/DW
                                                                 Term Trusts, and Executive Vice President of Morgan Stanley.

Ronald E. Robison (64)          Executive Vice   Since April     Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas     President and    2003            (since February 1999) of the Investment Manager and Morgan
New York, NY                    Principal                        Stanley Services, Chief Executive Officer and Director of
                                Executive                        the Transfer Agent and Executive Vice President and
                                Officer                          Principal Executive Officer of the Morgan Stanley Funds and
                                                                 TCW/DW Term Trust 2003 (since April 2003); previously
                                                                 Managing Director of the TCW Group Inc.

Barry Fink (48)                 Vice President,  Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    1997            (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                  Management; Managing Director (since December 2000), and
                                                                 Director (since July 1998) of the Investment Manager and
                                                                 Morgan Stanley Services; Assistant Secretary of Morgan
                                                                 Stanley DW; Vice President, Secretary and General Counsel of
                                                                 the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
                                                                 February 1997); Managing Director, Director and Secretary of
                                                                 the Distributor; previously, Vice President and Assistant
                                                                 General Counsel of the Investment Manager and Morgan Stanley
                                                                 Services (February 1997-December 2001).

Joseph J. McAlinden (60)        Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                      1995            Investment Manager, Morgan Stanley Investment Management
New York, NY                                                     Inc. and Morgan Stanley Investments LP; Director of the
                                                                 Transfer Agent, Chief Investment Officer of the Van Kampen
                                                                 Funds.

Francis Smith (37)              Vice President   Since           Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust        and Chief        September 2002  Stanley Funds and TCW/DW Term Trust 2003 (since September
Harborside Financial Center,    Financial                        2002); Executive Director of the Investment Manager and
Plaza Two,                      Officer                          Morgan Stanley Services (since December 2001); previously
Jersey City, NJ                                                  Vice President of the Investment Manager and Morgan Stanley
                                                                 Services (August 2000-November 2001) and Senior Manager at
                                                                 PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)           Treasurer        Since April     Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                         1989            Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                     Morgan Stanley Services; previously First Vice President of
Plaza Two,                                                       the Investment Manager, the Distributor and Morgan Stanley
Jersey City, NJ                                                  Services; Treasurer of the Morgan Stanley Funds.

---------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Francis Smith
Vice President and Chief Financial Officer

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


Investments and services offered through Morgan Stanley DW Inc., member SPIC.

MORGAN STANLEY
MUNICIPAL PREMIUM
INCOME TRUST


Annual Report
May 31, 2003

38563 RPT-11549G03-AP-7/03

ITEM 7 Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

The Fund's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES

A.       MANAGEMENT PROPOSALS

1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

         -        Selection or ratification of auditors.

         - Approval of financial statements, director and auditor reports.

         -        Election of Directors.

         - Limiting Directors' liability and broadening indemnification of Directors.

         - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

         - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

         - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

         -        General updating/corrective amendments to the charter.

         -        Elimination of cumulative voting.

         -        Elimination of preemptive rights.

         - Provisions for confidential voting and independent tabulation of voting results.

         - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

         Capitalization changes

         - Capitalization changes that eliminate other classes of stock and voting rights.

         - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

         - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

         -                          Proposals for share repurchase plans.

         - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

         -                          Proposals to effect stock splits.

         - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         Compensation

         - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

         - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

         - Establishment of Employee Stock Option Plans and other employee ownership plans.

         Anti-Takeover Matters

         - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

         - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

         - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

         - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

         -        Creation of "blank check" preferred stock.

         -        Changes in capitalization by 100% or more.

         - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

         - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

         -        Proposals to indemnify auditors.

4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

         Corporate Transactions

         - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

         - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

         - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

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         -        Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)      Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

         Anti-Takeover Provisions

         -        Proposals requiring shareholder ratification of poison pills.

         - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.       SHAREHOLDER PROPOSALS

         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

                  - Requiring auditors to attend the annual meeting of shareholders.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

                  -        Confidential voting.

                  - Reduction or elimination of supermajority vote requirements.

         2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  -        Proposals that limit tenure of directors.

                  -        Proposals to limit golden parachutes.

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                  -        Proposals requiring directors to own large amounts of
                           stock to be eligible for election.

                  - Restoring cumulative voting in the election of directors.

                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  - Proposals that limit retirement benefits or executive compensation.

                  - Requiring shareholder approval for bylaw or charter amendments.

                  - Requiring shareholder approval for shareholder rights plan or poison pill.

                  -        Requiring shareholder approval of golden parachutes.

                  - Elimination of certain anti-takeover related provisions.

                  -        Prohibit payment of greenmail.

         3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

                  - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  - Proposals that require inappropriate endorsements or corporate actions.

IV.      ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

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

                  (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a

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

                           vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

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Item 9 - Controls and Procedures

         The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

         There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

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

Item 10b Exhibits

A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 6 and Items 8 and 10a are not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Premium Income Trust

Ronald E. Robison
Principal Executive Officer
July 22, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
July 22, 2003

Francis Smith
Principal Financial Officer
July 22, 2003

                                       11